UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2018

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 26, 2018, VeriSign, Inc. ("Verisign") and the U.S. Department of Commerce (the "DOC") entered into Amendment Thirty-Five ("Amendment 35") to the Cooperative Agreement.

Amendment 35 provides Verisign the pricing flexibility to change its .com Registry Agreement with ICANN to increase wholesale price for .com domain names. Specifically, the flexibility permits Verisign to pursue with ICANN an up to 7% percent increase in the price for .com domain names, in each of the last four years of each six-year period of the .com Registry Agreement. Amendment 35 clarifies that the vertical integration restrictions on Verisign’s ability to own an ICANN-accredited registrar apply only to the .com registry and not to other services offered by Verisign, and the .com Registry Agreement can be amended to reflect that. Amendment 35 also identifies the circumstances that require approval by the DOC for further changes to the .com Registry Agreement, extends the expiration of the Cooperative Agreement to November 30, 2024, and provides for the automatic renewal of the Cooperative Agreement for six-year terms unless the DOC provides Verisign with written notice of non-renewal 120 days prior to the end of the then-current term. Finally, Amendment 35 confirms that Verisign will operate the .com registry in a content neutral manner with a commitment to participate in ICANN processes.

The description of Amendment 35 contained herein is qualified in its entirety by reference to Amendment 35, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

In connection with this Current Report, Verisign posted a frequently asked questions and answers document on its investor relations website https://investor.verisign.com.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	Amendment Thirty-Five (35) to the Cooperative Agreement between VeriSign, Inc. and the U.S. Department of Commerce, entered into on October 26, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: November 1, 2018	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment Thirty-Five (35) to the Cooperative Agreement between VeriSign, Inc. and the U.S. Department of Commerce, entered into on October 26, 2018